UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 12, 2009

MONTEREY GOURMET FOODS, INC.
 (Exact name of registrant as specified in its charter)

Delaware	001-11777	77-0227341
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
incorporation)

1528 Moffett Street
Salinas, California 93905
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (831) 753-6262

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On August 12, 2009 Monterey Gourmet Foods announced to its employees that it will close its Eugene, Oregon facility, and move the manufacturing of its Emerald Valley Kitchen products to Kent, Washington. The Eugene plant will close on September 4, 2009.

The Company will incur cash and noncash charges of approximately $350,000 in its third quarter ending September 30, 2009 associated with this plant closing.

On August 14, 2009, Monterey Gourmet Foods Inc. issued a press release to announce the closing publicly; a copy is attached hereto as Exhibit 99.1.

EXHIBIT INDEX

Exhibit No.	Description

99.1	August 14, 2009 Press Release by Monterey Gourmet Foods

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MONTEREY GOURMET FOODS, INC.

Date: August 14, 2009	By:	/s/ Scott S. Wheeler

Scott S. Wheeler
Chief Financial Officer